UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2005

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

                  DELAWARE             1-9887              94-0506370
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
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(Address of principal executive offices)                           (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2005, the Company issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (2) EBITDA before the Early Retirement charges (as defined in the press release) and fixed and other asset impairment charges; (3) net income exclusive of the Early Retirement charges; and (4) operating income before the Settlement Charges. "GAAP" refers to accounting principles generally accepted in the United States. The press release contains a reconciliation table of items 1 and 2 above to the most directly comparable GAAP measures. The Company believes the non-GAAP measure in item 1 above is useful to investors because it is a basis upon which the Company assesses its financial performance, it provides useful information regarding the Company's ability to service its debt and it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage. The Company believes the non-GAAP measures in items 2, 3, and 4 are useful to investors when comparing to prior periods because it believes the excluded items are nonrecurring. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. A reconciliation table of items 3 and 4 above is set forth below.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies or the definition used in any of our debt agreements.

                                                                            IN THOUSANDS (UNAUDITED)
                                                               Three Months Ended           Twelve Months Ended
                                                                  December 31,                 December 31,
                                                           ---------------------------- ------------------------------
                                                               2004          2003           2004            2003
                                                               ----          ----           ----            ----
Operating income (loss)                                    $55,420        $(38,444)     $154,818       $(106,502)
Add back labor dispute settlement adjustment                 1,952          31,089        45,352          31,089
                                                           -------        --------       -------       ---------
Operating income (loss) before labor dispute
   settlement adjustment                                   $57,372        $ (7,355)     $200,170       $ (75,413)
                                                           =======        ========      ========       =========

                                                                            IN THOUSANDS (UNAUDITED)
                                                                Three Months Ended            Twelve Months Ended
                                                                    December 31,                   December 31,
                                                             ----------------------------   --------------------------
                                                                2004          2003           2004            2003
                                                                ----          ----           ----            ----
Net income (loss)                                              $44,766      ($44,038)        $116,655      ($125,949)

Add back labor dispute settlement adjustment                     1,952        31,089           45,352         31,089
                                                               -------      --------         --------      ---------
Net income (loss) before labor dispute
   settlement adjustment                                       $46,718      ($12,949)        $162,007      ($ 94,860)
                                                               =======      ========         ========      =========





ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated March 10, 2005, announcing financial results for the fourth quarter and year-end results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:     March 10, 2005                     By:  /s/ Jeff S. Stewart
      -----------------------------            ---------------------------------
                                                 Jeff S. Stewart
                                                 Corporate Controller
                                                 (Principal Accounting Officer)